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                                                                   EXHIBIT 99.02

12/98                                                                     Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 Series 1994-5

RECEIVABLES


Beginning of the Month Principal Receivables:        $  1,403,464,039.58
Beginning of the Month Finance Charge Receivables:   $     81,614,618.32
Beginning of the Month Discounted Receivables:       $              0.00
Beginning of the Month Total Receivables:            $  1,485,078,657.90


Removed Principal Receivables:                       $     96,374,546.29
Removed Finance Charge Receivables:                  $      6,388,800.09
Removed Total Receivables:                           $    102,763,346.38


Additional Principal Receivables:                    $              0.00
Additional Finance Charge Receivables:               $              0.00
Additional Total Receivables:                        $              0.00


Discounted Receivables Generated this Period:        $              0.00


End of the Month Principal Receivables:              $  1,346,064,717.06
End of the Month Finance Charge Receivables:         $     77,316,734.55
End of the Month Discounted Receivables:             $              0.00
End of the Month Total Receivables:                  $  1,423,381,451.61


Special Funding Account Balance                      $              0.00
Aggregate Invested Amount (all Master Trust Series)  $  1,090,000,000.00
End of the Month Seller Amount                       $    256,064,717.06
End of the Month Seller Percentage                                 19.02%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                           RECEIVABLES

   30-59 Days Delinquent                             $     34,529,993.81
   60-89 Days Delinquent                             $     24,129,320.90
   90+ Days Delinquent                               $     52,918,888.27


   Total 30+ Days Delinquent                         $    111,578,202.98
   Delinquent Percentage                                            7.84%

Defaulted Accounts During the Month                  $      2,134,009.06
Annualized Default Percentage                                       1.82%

Principal Collections                                     158,117,194.22
Principal Payment Rate                                             11.27%

Total Payment Rate                                                 12.38%
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12/98                                                                     Page 2

INVESTED AMOUNTS


   Class A Initial Invested Amount                   $    230,000,000.00
   Class B Initial Invested Amount                   $     20,000,000.00

INITIAL INVESTED AMOUNT                              $    250,000,000.00

   Class A Invested Amount                           $    322,000,000.00
   Class B Invested Amount                           $     28,000,000.00

INVESTED AMOUNT                                      $    350,000,000.00

FLOATING ALLOCATION PERCENTAGE                                     25.28%
PRINCIPAL ALLOCATION PERCENTAGE                                    25.28%


MONTHLY SERVICING FEE                                $        583,333.34

INVESTOR DEFAULT AMOUNT                              $        539,477.49


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                        92.00%

   Class A Finance Charge Collections                $      6,368,442.69
   Other Amounts                                     $              0.00

TOTAL CLASS A AVAILABLE FUNDS                        $      6,368,442.69


   Class A Monthly Interest                          $      1,593,091.15
   Class A Servicing Fee                             $        536,666.67
   Class A Investor Default Amount                   $        496,319.29

TOTAL CLASS A EXCESS SPREAD                          $      3,742,365.58


REQUIRED AMOUNT                                      $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                         8.00%

   Class B Finance Charge Collections                $        553,777.63
   Other Amounts                                     $              0.00

TOTAL CLASS B AVAILABLE FUNDS                        $        553,777.63


   Class B Monthly Interest                          $        143,593.00
   Class B Servicing Fee                             $         46,666.67


TOTAL CLASS B EXCESS SPREAD                          $        363,517.96
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12/98                                                                     Page 3

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                  $      4,105,883.54


   Excess Spread Applied to Required Amount          $              0.00

   Excess Spread Applied to Class A Investor         $              0.00
   Charge Offs

   Excess Spread Applied to Class B Items            $         43,158.20

   Excess Spread Applied to Class B Investor         $              0.00
   Charge Offs

   Excess Spread Applied to Monthly Cash             $         21,549.31
   Collateral Fee

   Excess Spread Applied to Cash Collateral          $              0.00
   Account

   Excess Spread Applied to other amounts owed       $              0.00
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                          $      4,041,176.03


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                    $     13,585,889.34


SERIES 1994-5 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO       $              0.00
SERIES 1994-5

   Excess Finance Charge Collections Applied to      $              0.00
   Required Amount

   Excess Finance Charge Collections Applied to      $              0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to      $              0.00
   Class B Items

   Excess Finance Charge Collections Applied to      $              0.00
   Class B Investor Charge Offs

   Excess Finance Charge Collections Applied to      $              0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to      $              0.00
   Cash Collateral Account

   Excess Finance Charge Collections Applied to      $              0.00
   other amounts owed Cash Collateral Depositor
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12/98                                                                     Page 4

YIELD AND BASE RATE --


   Base Rate (Current Month)                                        7.76%
   Base Rate (Prior Month)                                          7.50%
   Base Rate (Two Months Ago)                                       7.64%

THREE MONTH AVERAGE BASE RATE                                       7.63%

   Portfolio Yield (Current Month)                                 21.88%
   Portfolio Yield (Prior Month)                                   16.08%
   Portfolio Yield (Two Months Ago)                                20.21%

THREE MONTH AVERAGE PORTFOLIO YIELD                                19.39%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                       92.00%

   Class A Principal Collections                     $     36,753,620.42

CLASS B PRINCIPAL PERCENTAGE                                        8.00%

   Class B Principal Collections                     $      3,195,967.00

TOTAL PRINCIPAL COLLECTIONS                          $     39,949,587.42





SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER    $              0.00
SERIES


CLASS A AMORTIZATION --

   Controlled Amortization Amount                    $              0.00
   Deficit Controlled Amortization Amount            $              0.00

CONTROLLED DISTRIBUTION AMOUNT                       $              0.00


CLASS B AMORTIZATION --

   Controlled Amortization Amount                    $              0.00
   Deficit Controlled Amortization Amount            $              0.00

CONTROLLED DISTRIBUTION AMOUNT                       $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR            $     39,949,587.42
PRINCIPAL SHARING
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12/98                                                                     Page 5

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                         $              0.00

CLASS B INVESTOR CHARGE OFFS                         $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED              $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED              $              0.00


CASH COLLATERAL ACCOUNT --


   Required Cash Collateral Amount                   $     49,000,000.00
   Available Cash Collateral Amount                  $     49,000,000.00


INTEREST RATE CAP PAYMENTS --


   Class A Interest Rate Cap Paymets                 $                 0
   Class B Interest Rate Cap Paymets                 $                 0

TOTAL DRAW AMOUNT                                    $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                      $              0.00


                                            First USA Bank, NA,
                                            as Servicer


                                            By:  /s/ TRACIE KLEIN
                                                 -------------------------
                                                     Tracie H. Klein
                                                      Vice President